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                    METLIFE INVESTORS USA INSURANCE COMPANY
                    METLIFE INVESTORS USA SEPARATE ACCOUNT A

                   FIRST METLIFE INVESTORS INSURANCE COMPANY
              FIRST METLIFE INVESTORS VARIABLE ANNUITY ACCOUNT ONE

                        SUPPLEMENT DATED APRIL 28, 2014
                                       TO
              PROSPECTUSES DATED APRIL 30, 2007 (AS SUPPLEMENTED)

This supplement revises information in the prospectuses dated April 30, 2007 (as supplemented) for the Protected Equity Portfolio variable annuity contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company (together with MetLife Investors USA Insurance Company, "we," "us," or "our"). This supplement should be read in its entirety and kept together with your prospectus for future reference. If you would like another copy of the prospectus, write to us at 11225 North Community House Road, Charlotte, NC 28277 or call us at (888) 556-5412 to request a free copy. Upon request, financial statements for MetLife Investors USA Insurance Company or First MetLife Investors Insurance Company will be sent to you without charge.

1. INVESTMENT PORTFOLIO ADDED

On April 28, 2014, the BlackRock Money Market Portfolio (Class B) of Metropolitan Series Fund is being added as an investment portfolio under the Protected Equity Portfolio variable annuity contracts. This investment portfolio is the money market portfolio that the prospectus states will be available for transfers after the first 10 contract years (see, for example, "The Annuity Contract" and "Investment Options - Transfers").

2. INVESTMENT PORTFOLIO EXPENSES

Investment Portfolio Expenses
-----------------------------
(as a percentage of average daily net assets of the investment portfolio)

The following table is a summary. The investment portfolio expense information provided is for the year ended December 31, 2013. For more complete information on investment portfolio fees and expenses, please refer to the prospectus for the investment portfolio.

                                                                                                            NET
                                                                       ACQUIRED    TOTAL    CONTRACTUAL    TOTAL
                                                                         FUND      ANNUAL     EXPENSE      ANNUAL
                                 MANAGEMENT  12B-1/ SERVICE    OTHER   FEES AND  PORTFOLIO    SUBSIDY    PORTFOLIO
                                    FEES          FEES       EXPENSES  EXPENSES   EXPENSES  OR DEFERRAL   EXPENSES
                                 ----------- --------------- --------- --------- ---------- ------------ ----------
METROPOLITAN SERIES FUND
BlackRock Money Market Portfolio   0.33%       0.25%          0.02%     0.00%     0.60%      0.02%        0.58%
MetLife Stock Index Portfolio      0.25%       0.10%          0.02%     0.00%     0.37%      0.01%        0.36%

                                                                    SUPP-PEP0414

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The information shown in the table above was provided by the investment portfolios and we have not independently verified that information. Net Total Annual Portfolio Expenses shown in the table reflect any current fee waiver or expense reimbursement arrangement that will remain in effect for a period of at least one year from the date of the investment portfolio's 2014 prospectus. Fee waiver and expense reimbursement arrangements with a duration of less than one year, or arrangements that may be terminated without the consent of the investment portfolio's board of directors or trustees, are not shown.

3. PARTICIPATING INVESTMENT PORTFOLIOS

Below are the advisers and subadvisers and investment objectives of each investment portfolio available under the contract. The fund prospectuses contain more complete information, including a description of the investment objectives, policies, restrictions and risks. THERE CAN BE NO ASSURANCE THAT THE INVESTMENT OBJECTIVES WILL BE ACHIEVED.

METROPOLITAN SERIES FUND

Metropolitan Series Fund is a mutual fund with multiple portfolios. MetLife Advisers, LLC, an affiliate of ours, is the investment adviser to the portfolios. The following portfolios are available under the contract:

     BLACKROCK MONEY MARKET PORTFOLIO (CLASS B)

     Sub-Adviser: BlackRock Advisors, LLC
     -----------

     Investment Objective: The BlackRock Money Market Portfolio seeks a high
     --------------------
     level of current income consistent with preservation of capital.

     An investment in the BlackRock Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Company or any other government agency. Although the BlackRock Money Market Portfolio seeks to preserve the value of your investment at $100 per share, it is possible to lose money by investing in the BlackRock Money Market Portfolio.

     During extended periods of low interest rates, the yields of the BlackRock Money Market Portfolio may become extremely low and possibly negative.

     METLIFE STOCK INDEX PORTFOLIO (CLASS D)

     Sub-Adviser: MetLife Investment Management, LLC
     -----------

     Investment Objective: The MetLife Stock Index Portfolio seeks to track the
     --------------------
     performance of the Standard & Poor's 500(R) Composite Stock Price Index.

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4. OTHER INFORMATION

In the "OTHER INFORMATION" section of the prospectus for the contracts issued by MetLife Investors USA Insurance Company, replace the "MetLife Investors USA" subsection with the following:

     METLIFE INVESTORS USA

     MetLife Investors USA Insurance Company (MetLife Investors USA) is a stock life insurance company founded on September 13, 1960, and organized under the laws of the State of Delaware. Its principal executive offices are located at 11225 North Community House Road, Charlotte, NC 28277. MetLife Investors USA is authorized to transact the business of life insurance, including annuities, and is currently licensed to do business in all states (except New York), the District of Columbia and Puerto Rico. Our name was changed to Security First Life Insurance Company on September 27, 1979. We changed our name to MetLife Investors USA Insurance Company on January 8, 2001. On December 31, 2002, MetLife Investors USA became an indirect subsidiary of MetLife, Inc., a listed company on the New York Stock Exchange. On October 11, 2006, MetLife Investors USA became a wholly-owned subsidiary of MetLife Insurance Company of Connecticut (MetLife of Connecticut). MetLife, Inc., through its subsidiaries and affiliates, is a leading provider of insurance and other financial services to individual and institutional customers.

     In 2013, MetLife, Inc. announced its plans to merge MetLife Investors USA, MetLife of Connecticut, MetLife Investors Insurance Company (MetLife Investors), and Exeter Reassurance Company, Ltd. (Exeter Reassurance), to create one larger U.S.-based and U.S.-regulated life insurance company. MetLife Investors, like MetLife Investors USA and MetLife of Connecticut, is a U.S. insurance company that issues variable insurance products in addition to other products. Exeter Reassurance is a direct subsidiary of MetLife, Inc. that mainly reinsures guarantees associated with variable annuity products issued by U.S. insurance companies that are direct or indirect subsidiaries of MetLife, Inc. MetLife of Connecticut, which is expected to be renamed and domiciled in Delaware, will be the surviving entity. These mergers are expected to occur towards the end of 2014, subject to regulatory approvals.

In the "OTHER INFORMATION" section of the prospectuses for the contracts issued by MetLife Investors USA Insurance Company and First MetLife Investors Insurance Company, under "Distributor," replace the address for Distributor with "1095 Avenue of the Americas, New York, NY 10036."

        THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE

                                                         Telephone: 888-556-5412

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